                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VIG
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     1.13%
-----------------------------------------------------------------------
One-year total return(1)                                      8.26%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      1.97%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       2.76%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  4.16%
-----------------------------------------------------------------------
Commencement date                                          11/30/89
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      5.75%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                  9.36%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.44%
-----------------------------------------------------------------------
Net asset value                                               $9.76
-----------------------------------------------------------------------
Closing common share market price                             $8.55
-----------------------------------------------------------------------
Six-month high common share market price (11/13/01)           $8.90
-----------------------------------------------------------------------
Six-month low common share market price (12/12/01)            $8.19
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax rate.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2002
- AAA/Aaa............  63.4%   [PIE CHART]
- AA/Aa..............  18.2%
- A/A................   4.5%
- BBB/Baa............   5.7%
- BB/Ba..............   1.8%
- B/B................   0.3%
- Non-Rated..........   6.1%
As of October 31, 2001
- AAA/Aaa............  59.2%   [PIE CHART]
- AA/Aa..............  19.8%
- A/A................   4.4%
- BBB/Baa............   6.3%
- BB/Ba..............   2.8%
- Non-Rated..........   7.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)
[BAR GRAPH]

11/01                                                                            0.041
12/01                                                                            0.041
1/02                                                                             0.041
2/02                                                                             0.041
3/02                                                                             0.041
4/02                                                                             0.041

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
General Purpose                                                            16.40                              16.30
Single-Family Housing                                                      12.30                              12.70
Retail Electric/Gas/Telephone                                              12.10                              11.90
Public Education                                                           10.40                              14.50
Airport                                                                     7.20                               5.20

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      11.5000                            12.7500
                                                                          11.4600                            12.5000
                                                                          11.4700                            13.0000
12/92                                                                     11.4300                            12.3750
                                                                          11.7600                            13.3750
                                                                          11.9000                            13.3750
                                                                          12.1600                            14.0000
12/93                                                                     12.2000                            12.7500
                                                                          10.9500                            11.6250
                                                                          10.8100                            12.3750
                                                                          10.7500                            12.0000
12/94                                                                     10.3300                            10.5000
                                                                          10.9500                            11.2500
                                                                          10.7000                            10.5000
                                                                          10.7100                            10.7500
12/95                                                                     11.0600                            10.5000
                                                                          10.5200                            11.0000
                                                                          10.3400                            10.8750
                                                                          10.4100                            10.8750
12/96                                                                     10.4800                            10.6250
                                                                          10.2800                            10.3750
                                                                          10.4800                            10.5620
                                                                          10.6500                            10.9370
12/97                                                                     10.6700                            10.8750
                                                                          10.6500                            10.5625
                                                                          10.6500                            10.8750
                                                                          10.7600                            11.2500
12/98                                                                     10.5600                            11.0625
                                                                          10.4400                            11.0000
                                                                           9.9800                            10.3750
                                                                           9.6300                             9.0625
12/99                                                                      9.2300                             8.1250
                                                                           9.3400                             8.1250
                                                                           9.1900                             8.1875
                                                                           9.3600                             8.1900
12/00                                                                      9.8100                             8.2000
                                                                           9.8800                             8.6200
                                                                           9.7400                             8.3800
                                                                           9.6300                             8.6700
12/01                                                                      9.5700                             8.4000
                                                                           9.5300                             8.3000
4/02                                                                       9.7600                             8.5500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD
ENDED APRIL 30, 2002. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0410 per share translated to a distribution rate of 5.75 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have had to earn a distribution rate of 9.36 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 1.13 percent based on common share market price. This reflects a decrease in common share market price from $8.70 per share on October 31, 2001 to $8.55 per share on April 30, 2002.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 1.08 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   The bulk of our activity in the
trust centered around taking profits from successful positions and redeploying those assets into securities that we felt were likely to produce strong performance going forward. For example, in recent years we purchased several discount-coupon bonds that we anticipated would benefit from changes in the market's structure. Those bonds appreciated considerably as interest rates fell, and got an extra boost when they became desirable to retail investors. We sold these positions when they had reached their price targets in order to lock those gains into the portfolio.

    The resulting assets were put to work in bonds that we felt offered better characteristics for the next phase of the market. In some instances we looked for bonds with similar or slightly higher coupons and better structural characteristics. We also favored selected intermediate-maturity, premium-coupon bonds that trade to their call date. These bonds have historically offered the dual benefits of strong income as well as moderate vulnerability to changes in interest rates, and may help the portfolio in times when interest rates are rising.

    We have also increased the trust's credit quality, with AAA rated holdings up by more than 4 percent over the period to 63 percent of long-term investments. With expectations for the economy turning to its eventual recovery, we have felt for a while that interest rates were likely to rise once a recovery was firmly underway. We believe rising rates would, in turn, put pressure on lower-rated paper with higher yields. We moved to insulate the portfolio from this potential volatility by selling positions that had appreciated to the point where they no longer offered compelling relative value. For example, we reduced the trust's exposure to hospital bonds that had met or exceeded our performance expectations.

    Due to the tragic events of September 11, bonds backed by airline revenues have been among the hardest hit. While some of the trust's holdings have further potential for appreciation, we moved to trim exposure to those bonds that seemed unlikely to improve.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that would cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short-end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  148.5%
          ALASKA  4.5%
$1,000    Alaska St Intl Arpt Rev Ser B (AMBAC Insd)...  5.750%   10/01/17   $  1,071,620
 1,000    Matanuska-Susitna Boro, AK Ctf Part Pub
          Safety Bldg Lease (FSA Insd).................  5.750    03/01/16      1,067,760
                                                                             ------------
                                                                                2,139,380
                                                                             ------------
          ARIZONA  2.5%
 1,000    Phoenix, AZ Civic Impt Corp Wastewtr Sys Rev
          Jr Lien (Prerefunded @ 07/01/10) (FGIC
          Insd)........................................  6.250    07/01/17      1,165,320
                                                                             ------------
          ARKANSAS  1.8%
   878    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 Maumelle AK Impt
          Ser 2001 Rfdg (a)............................  7.500    03/01/06        871,051
                                                                             ------------

          CALIFORNIA  7.1%
 4,290    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd).......   *       09/01/17      1,890,517
   650    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity)....................................   *       01/01/28        155,714
   225    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Prerefunded @
          01/01/10) (b)................................ 0/7.150   01/01/13        235,332
   500    Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA
          Insd)........................................  6.100    08/01/12        584,400
 1,000    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)........................................   *       01/15/27        251,450
 1,000    San Joaquin Hills, CA Transn Corridor Agy
          Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
          Insd)........................................   *       01/15/28        236,070
                                                                             ------------
                                                                                3,353,483
                                                                             ------------
          COLORADO  6.3%
   145    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/03        162,370
   160    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/04        191,765

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$  180    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500%   09/01/05   $    227,666
   205    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/06        271,859
   235    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/07        324,060
   265    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/08        378,065
   300    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/09        441,168
   340    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/10        513,223
   220    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity)....................... 11.500    09/01/11        341,926
   100    Jefferson Cnty, CO Residential Mtg Rev
          (Escrowed to Maturity).......................  9.000    09/01/12        138,726
                                                                             ------------
                                                                                2,990,828
                                                                             ------------
          CONNECTICUT  1.1%
   500    Meriden, CT Bd Antic Nt......................  3.250    08/08/02        502,250
                                                                             ------------

          FLORIDA  12.7%
 1,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)........................................  5.950    07/01/20      1,097,950
 1,000    Florida St Brd Ed Cap Outlay Pub Ed Ser C
          (FGIC Insd)..................................  5.000    06/01/22        989,340
 1,255    Florida St Brd Ed Rev FL St Univ Hsg Fac Ser
          A (MBIA Insd)................................  5.000    05/01/26      1,226,700
 1,000    Gainesville, FL Util Sys Rev Ser A
          (Prerefunded @ 10/01/02).....................  6.500    10/01/22      1,040,440
   243    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
          (a) (c)...................................... 10.000    03/01/03              0
   225    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
          (a) (c)......................................  3.000    12/15/11              0
 2,300    Sun N Lake of Sebring, FL Impt Dist Spl Assmt
          Ser A (a) (c) (d)............................ 10.000    12/15/11        616,400
 1,000    West Palm Beach, FL..........................  5.250    03/01/14      1,046,950
                                                                             ------------
                                                                                6,017,780
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          ILLINOIS  14.8%
$  250    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg....................................  7.000%   01/01/06   $    256,650
   400    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airl Inc Proj Ser B Rfdg..............  6.100    11/01/35        208,824
 1,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)......  5.000    01/01/31        945,410
 1,250    Chicago, IL Proj Ser C Rfdg (FGIC Insd)......  5.500    01/01/40      1,262,900
   475    Chicago, IL Single Family Mtg Rev Ser B (GNMA
          Collateralized)..............................  7.625    09/01/27        536,180
   510    Cook Cnty, IL Sch Dist No 107................  7.150    12/01/08        602,024
   575    Cook Cnty, IL Sch Dist No 107................  7.200    12/01/09        685,837
   625    Cook Cnty, IL Sch Dist No 107................  7.000    12/01/10        744,806
   500    Hodgkins, IL Tax Increment Ser A Rfdg........  7.625    12/01/13        528,855
   405    Illinois Hsg Dev Auth Rev Homeowner Mtg G2...  6.050    08/01/29        418,657
   250    Lake Cnty, IL Cmnty Unit (Escrowed to
          Maturity) (Asset Gty Insd)...................  7.600    02/01/14        319,717
 1,000    McHenry & Kane Cntys, IL Cmnty (FGIC Insd)...   *       01/01/16        491,780
   180    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (c)...............................  8.375    10/15/16          1,168
    70    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (c)...............................  8.375    10/15/16            457
                                                                             ------------
                                                                                7,003,265
                                                                             ------------
          INDIANA  3.2%
 1,000    MSD Warren Twp IN Vision 2005 First Mtg (FGIC
          Insd)........................................  5.500    07/15/20      1,029,530
   500    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt...  6.375    11/01/29        477,895
                                                                             ------------
                                                                                1,507,425
                                                                             ------------
          KANSAS  2.5%
   400    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A..........................  7.375    01/01/32        408,580
   740    Wyandotte Cnty/Kansas City, KS Uni Govt Indl
          Rev Brd Pub Util Office Bldg Complex Proj
          (MBIA Insd)..................................  5.000    05/01/09        791,571
                                                                             ------------
                                                                                1,200,151
                                                                             ------------
          KENTUCKY  1.5%
   750    Louisville & Jefferson Cnty, KY Metro Swr
          Dist Swr & Drain Sys Ser A (FGIC Insd).......  4.750    05/15/28        690,195
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MASSACHUSETTS  6.3%
$1,500    Massachusetts St Fed Hwy Grant Antic Nt Ser
          A............................................  5.750%   06/15/14   $  1,640,010
   390    Massachusetts St Port Auth Rev Ser B (FSA
          Insd)........................................  5.500    07/01/15        402,523
 1,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Sub Ser A (AMBAC Insd).......................  5.000    01/01/39        937,100
                                                                             ------------
                                                                                2,979,633
                                                                             ------------
          MISSOURI  0.9%
   400    Fenton, MO Tax Increment Rev Impt Gravious
          Bluffs Rfdg..................................  7.000    10/01/21        409,288
                                                                             ------------

          MONTANA  4.3%
 2,000    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr &
          Lt Ser B Rfdg (AMBAC Insd)...................  7.250    08/01/21      2,047,320
                                                                             ------------

          NEVADA  6.0%
 2,685    Nevada Hsg Div Single Family Mtg Mezz Ser
          D2...........................................  6.300    04/01/21      2,812,269
                                                                             ------------

          NEW HAMPSHIRE  1.1%
   525    New Hampshire Hlth & Ed Fac Auth Rev
          Derryfield Sch...............................  6.750    07/01/20        534,985
                                                                             ------------

          NEW JERSEY  5.0%
 1,500    New Jersey Econ Dev Wtr Fac Rev NJ American
          Wtr Co Inc Ser B (FGIC Insd).................  5.375    05/01/32      1,508,430
   765    New Jersey St Trans Corp Cap Grant Antic Nt
          Ser B (AMBAC Insd)...........................  5.500    02/01/08        837,132
                                                                             ------------
                                                                                2,345,562
                                                                             ------------
          NEW YORK  8.1%
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Sec Ser A....................................  5.750    11/15/13      1,100,090
 1,000    New York City Ser H..........................  5.750    03/15/13      1,081,660
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Bldg (AMBAC Insd)..........................  5.500    04/01/11      1,100,720
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Ppty Yonkers Inc Ser A...................  6.625    02/01/26        525,040
                                                                             ------------
                                                                                3,807,510
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          OHIO  6.4%
$1,250    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj
          Ser A (FSA Insd).............................  5.000%   04/01/22   $  1,233,650
   795    Ohio St Com Sch Cap Fac Ser B................  5.000    09/15/03        826,538
 1,000    Ohio St Univ Gen Rcpt Ser A..................  5.125    12/01/31        983,500
                                                                             ------------
                                                                                3,043,688
                                                                             ------------
          OKLAHOMA  2.9%
 1,300    Oklahoma Dev Fin Auth Lease Dept Human Svc
          Cnty Office Ser A (AMBAC Insd)...............  5.250    02/01/16      1,352,741
                                                                             ------------

          OREGON  2.2%
 1,000    Oregon St Dept Admin Ser C Rfdg (MBIA
          Insd)........................................  5.250    11/01/18      1,027,020
                                                                             ------------

          PENNSYLVANIA  7.1%
 1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Coll Toledo Edison Co Proj Rfdg..............  7.625    05/01/20      1,070,910
   315    Crawford Cnty, PA Hosp Auth Sr Living Fac Rev
          Wesburg Utd Methodist Cmnty..................  5.875    08/15/10        312,789
 1,000    Philadelphia, PA Auth for Indl Ser B (FSA
          Insd)........................................  5.125    10/01/26        982,190
 1,000    Philadelphia, PA Auth Indl Philadelphia Arpt
          Sys Proj Ser A (FGIC Insd)...................  5.125    07/01/20        984,830
                                                                             ------------
                                                                                3,350,719
                                                                             ------------
          SOUTH CAROLINA  2.7%
 1,235    Rock Hill, SC Util Sys Rev Ser C Rfdg (FSA
          Insd)........................................  5.250    01/01/15      1,291,328
                                                                             ------------

          TENNESSEE  2.0%
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg..................  8.000    07/01/33        446,516
   400    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          Ser B Impt & Rfdg (MBIA Insd)................  7.750    07/01/29        488,104
                                                                             ------------
                                                                                  934,620
                                                                             ------------
          TEXAS  20.5%
 1,000    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airl Inc............................  7.000    12/01/11        942,100
   500    Brazos River Auth TX Pollutn Adj TXU Elec Co
          Proj Ser C Rfdg..............................  5.750    05/01/36        506,090
 1,000    Dallas--Fort Worth, TX Intl Rfdg & Impt Jt
          Ser A (FGIC Insd)............................  5.500    11/01/31        992,060
 1,500    Fort Worth, TX Wtr & Swr Rev Impt Rfdg.......  5.750    02/15/16      1,610,730

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          TEXAS (CONTINUED)
$  400    Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Ser E...................................  6.750%   07/01/29   $    364,284
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
          Insd)........................................  5.625    07/01/30      1,009,030
   400    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj..........................  7.250    01/01/31        415,300
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor
          Hlthcare Sys Proj Ser A......................  5.125    05/15/29        941,490
   323    Pecos Cnty, TX Ctf Part......................  6.000    01/12/08        328,659
 2,480    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd)..................  5.500    09/01/13      2,558,591
                                                                             ------------
                                                                                9,668,334
                                                                             ------------
          VIRGINIA  4.7%
 2,000    Richmond, VA (FSA Insd)......................  5.500    01/15/11      2,203,960
                                                                             ------------

          WASHINGTON  8.2%
 1,000    Energy Northwest, WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd)..............................  5.500    07/01/17      1,046,310
 1,660    Pierce Cnty, WA (AMBAC Insd).................  5.750    08/01/16      1,784,417
 1,000    Port Seattle, WA Rev Ser B (MBIA Insd).......  5.625    02/01/24      1,017,060
                                                                             ------------
                                                                                3,847,787
                                                                             ------------
          GUAM  2.1%
 1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd).........  5.250    10/01/34      1,003,530
                                                                             ------------

TOTAL LONG-TERM INVESTMENTS  148.5%
  (Cost $69,120,928)......................................................     70,101,422
SHORT-TERM INVESTMENTS  2.5%
  (Cost $1,200,000).......................................................      1,200,000
                                                                             ------------

TOTAL INVESTMENTS  151.0%
  (Cost $70,320,928)......................................................     71,301,422
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%...............................        930,104

PREFERRED SHARES  (53.0%).................................................    (25,013,809)
                                                                             ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................   $ 47,217,717
                                                                             ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

*  Zero coupon bond

(a) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Non-income producing security.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $70,320,928)........................  $71,301,422
Cash........................................................       64,687
Receivables:
  Interest..................................................    1,037,058
  Investments Sold..........................................       60,930
Other.......................................................          136
                                                              -----------
    Total Assets............................................   72,464,233
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       35,377
  Affiliates................................................        5,686
Trustees' Deferred Compensation and Retirement Plans........      139,251
Accrued Expenses............................................       52,393
                                                              -----------
    Total Liabilities.......................................      232,707
Preferred Shares............................................   25,013,809
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $47,217,717
                                                              ===========
NET ASSET VALUE PER COMMON SHARE
($47,217,717 divided by 4,839,000 shares outstanding).......  $      9.76
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................  $    48,390
Paid in Surplus.............................................   52,689,327
Net Unrealized Appreciation.................................      980,494
Accumulated Undistributed Net Investment Income.............   (1,091,569)
Accumulated Net Realized Loss...............................   (5,408,925)
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $47,217,717
                                                              ===========
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $72,217,717
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 1,917,565
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      214,432
Preferred Share Maintenance.................................       41,928
Trustees' Fees and Related Expenses.........................       15,432
Legal.......................................................        8,411
Custody.....................................................        2,586
Other.......................................................       69,318
                                                              -----------
    Total Expenses..........................................      352,107
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,565,458
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (500,024)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,885,712
  End of the Period.........................................      980,494
                                                              -----------
Net Unrealized Depreciation During the Period...............     (905,218)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,405,242)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (184,830)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $   (24,614)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 1,565,458         $ 3,210,042
Net Realized Loss..................................      (500,024)           (880,118)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      (905,218)          3,757,577
Distributions to Preferred Shareholders:
  Net Investment Income............................      (184,830)           (847,526)
                                                      -----------         -----------
Change in Net Assets from Operations...............       (24,614)          5,239,975

Distributions to Common Shareholders:
  Net Investment Income............................    (1,190,150)         (2,423,864)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (1,214,764)          2,816,111

NET ASSETS:
Beginning of the Period............................    48,432,481          45,616,370
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($1,091,569) and ($1,304,215), respectively).....   $47,217,717         $48,432,481
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                    SIX MONTHS
                                                      ENDED
                                                    APRIL 30,     --------------------
                                                     2002 (A)       2001        2000
                                                    ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...........  $  10.01     $   9.43    $   9.39
                                                     --------     --------    --------
  Net Investment Income............................       .32          .67         .76
  Net Realized and Unrealized Gain/Loss............      (.29)         .59         .09
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income..........................      (.04)        (.18)       (.21)
                                                     --------     --------    --------
Total from Investment Operations...................      (.01)        1.08         .64
Less Distributions paid to Common Shareholders:
    Net Investment Income..........................       .24          .50         .60
                                                     --------     --------    --------
NET ASSET VALUE, END OF THE PERIOD.................  $   9.76     $  10.01    $   9.43
                                                     ========     ========    ========

Common Share Market Price at End of the Period.....  $   8.55     $   8.70    $   8.08
Total Return (b)...................................     1.13%*      14.11%      -1.60%
Net Assets at End of the Period (In millions)......  $   47.2     $   48.4    $   45.6
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (c).............................     1.51%        1.46%       1.52%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)...........     6.71%        6.77%       8.25%
Portfolio Turnover.................................       18%*         45%         41%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c).............................      .99%         .96%        .98%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)...........     5.92%        4.98%       5.92%

SENIOR SECURITIES:
Total Preferred Shares Outstanding.................       250          250         250
Asset Coverage Per Preferred Share (e).............  $288,926     $293,730    $282,465
Involuntary Liquidating Preference Per Preferred
  Share............................................  $100,000     $100,000    $100,000
Average Market Value Per Preferred Share...........  $100,000     $100,000    $100,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .03%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.


                                 YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------
    1999         1998       1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------
    $  10.66   $  10.66   $  10.47   $  10.75   $  10.50   $  12.09   $  11.15   $  11.50
    --------   --------   --------   --------   --------   --------   --------   --------
         .83        .86        .96        .88        .88        .96       1.09       1.09
       (1.26)       .01        .12       (.19)       .40      (1.48)       .91       (.35)
        (.17)      (.19)      (.18)      (.19)      (.20)      (.14)      (.13)      (.17)
    --------   --------   --------   --------   --------   --------   --------   --------
        (.60)       .68        .90        .50       1.08       (.66)      1.87        .57
         .67        .68        .71        .78        .83        .93        .93        .92
    --------   --------   --------   --------   --------   --------   --------   --------
    $   9.39   $  10.66   $  10.66   $  10.47   $  10.75   $  10.50   $  12.09   $  11.15
    ========   ========   ========   ========   ========   ========   ========   ========

    $ 8.8125   $11.0625   $10.9375   $  11.00   $ 10.625   $ 11.125   $ 13.875   $  11.75
     -15.09%      7.63%      6.13%     11.02%      2.88%    -13.59%     26.46%      3.10%
    $   45.4   $   51.6   $   51.6   $   50.7   $   52.0   $   50.8   $   58.5   $   54.0
       1.69%      1.47%      1.47%      1.51%      1.52%      1.47%      1.35%      1.52%
       8.11%      8.14%      9.14%      8.32%      8.22%      8.45%      9.28%      9.47%
         46%        33%        25%        39%        50%        30%         7%        21%

       1.12%       .99%       .99%      1.01%      1.02%      1.01%       .94%      1.05%
       6.41%      6.40%      7.38%      6.55%      6.31%      7.20%      8.14%      8.01%

         250        250        250        250        250        250        250        250
    $281,691   $306,365   $306,303   $302,730   $308,150   $303,231   $334,098   $315,842
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $22,168 increase in cost of securities and a corresponding $22,168 decrease in net unrealized appreciation based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $5,744; increase net unrealized depreciation by $4,182, and increase net realized loss by $1,562. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $4,776,853, which will expire between October 31, 2002 and October 31, 2009. Of this amount, $232,102 will expire on October 31, 2002. Net realized gains or losses differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At April 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................    $70,426,626
                                                                ===========
Gross tax unrealized appreciation...........................    $ 3,803,232
Gross tax unrealized depreciation...........................      2,928,436
                                                                -----------
Net tax unrealized appreciation on investments..............    $   874,796
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Remarketed Preferred Shares ("RP") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to RP shareholders are now classified as a component of the "Decrease in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $12,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,920,672 and $13,669,357, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on April 30, 2002 was 1.44%. During the six months ended April 30, 2002, the rates ranged from 1.29% to 1.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VIG SAR 6/02                                                   Member NASD/SIPC.
                                                                 6116F02-AS-6/02